UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 27, 2024
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) On August 27, 2024, at the annual stockholders meeting of Digital Turbine, Inc. (the “Company”), the Company’s stockholders approved a third amendment (the “Third Amendment”) to the Company’s 2020 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 8,560,000 shares, from 12,000,000 shares to 20,560,000 shares and to make certain other changes.

Item 5.07     Submission of Matters to a Vote of Security Holders.
Presented below are the voting results for the proposals, described in detail in the Definitive Proxy Statement of the Company filed with the Securities and Exchange Commission on July 15, 2024 submitted to our stockholders at the Company’s 2024 annual meeting of stockholders held on August 27, 2024 (the “Annual Meeting”).
As of the close of business on July 3, 2024, the record date for the Annual Meeting, a total of 102,591,992 shares of our common stock and 100,000 shares of our Series A preferred stock (“Preferred Stock”), which are convertible into 20,000 shares of common stock, were outstanding and entitled to vote at our Annual Meeting. Preferred Stock is entitled to vote together with the common stock as a single class (on an as-converted to common stock basis) on any matters submitted to the holders of our common stock.
At the Annual Meeting, the aggregate number of shares present or represented by valid proxy was 68,017,842 shares or 66.29% of shares entitled to vote. Therefore, a quorum was present for purposes of the Annual Meeting.
Proposal 1    Election of Directors
The stockholders elected eight directors to serve until the annual meeting of stockholders in 2025 with the following vote:

Name of Director Elected	Votes For	Votes Withheld	Broker Non-Votes
Roy H. Chestnutt	37,821,833	1,898,286	28,297,723
Robert Deutschman	35,243,424	4,476,695	28,297,723
Holly Hess Groos	38,386,299	1,333,820	28,297,723
Mohan S. Gyani	35,985,728	3,734,391	28,297,723
Jeffrey Karish	37,615,944	2,104,175	28,297,723
Mollie V. Spilman	37,039,094	2,681,025	28,297,723
Michelle M. Sterling	36,654,602	3,065,517	28,297,723
William G. Stone III	38,348,023	1,372,096	28,297,723
Proposal 2    Advisory Vote on Executive Compensation
The non-binding advisory resolution approving the compensation of the Company’s named executive officers, commonly referred to as “say-on-pay”, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
34,675,934	4,576,373	467,812	28,297,723
Proposal 3    Appointment of Grant Thornton LLP as Independent Registered Public Accounting Firm
The appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2025, was ratified with the following vote:

For	Against	Abstain	Broker Non-Votes
62,486,928	4,965,996	564,918	—
Proposal 4    Amendment to the Company’s 2020 Equity Incentive Plan
The amendment to the Company’s 2020 Equity Incentive Plan was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
36,968,204	2,532,280	219,635	28,297,723

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Third Amendment to 2020 Equity Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 27, 2024	Digital Turbine, Inc.
	By:	/s/ James Barrett Garrison
James Barrett Garrison
Executive Vice President & Chief Financial Officer